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                                                                    EXHIBIT 3.29

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  STATE OF TENNESSEE                                       For Office Use Only
        [SEAL]               ARTICLES OF ORGANIZATION
  DEPARTMENT OF STATE      (LIMITED LIABILITY COMPANY)

   Corporate Filings
312 Eighth Avenue North
 6th Floor, William R.
    Snodgrass Tower
  Nashville, TN 37243
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THE UNDERSIGNED ACTING AS ORGANIZER(S) OF A LIMITED LIABILITY COMPANY UNDER THE
PROVISIONS OF THE TENNESSEE LIMITED LIABILITY COMPANY ACT, SECTION 48-205-101, ADOPTS THE FOLLOWING ARTICLES OF ORGANIZATION.
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1.   THE NAME OF THE LIMITED LIABILITY COMPANY IS:

     Plant Engineering Consultants, Inc.
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     (NOTE: PURSUANT TO THE PROVISION OF SECTION 48-207-101, EACH LIMITED
     LIABILITY COMPANY NAMED MUST CONTAIN THE WORDS "LIMITED LIABILITY COMPANY" OR THE ABBREVIATION "LLC" OR "L.L.C.")
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2.   THE NAME AND COMPLETE ADDRESS OF THE LIMITED LIABILITY COMPANY'S INITIAL
     REGISTERED AGENT AND OFFICE LOCATED IN THE STATE OF TENNESSEE IS:

          Alexander W. MacGregor
          521 Airport Road
          Chattanooga, TN 37421   Hamilton (County)
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3.   LIST THE NAME AND COMPLETE ADDRESS OF EACH ORGANIZER OF THIS LIMITED
     LIABILITY COMPANY:

          William T. Fejes, Jr.
          440 North Fifth Avenue
          Chambersburg, PA  17201
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4.   THE LIMITED LIABILITY COMPANY WILL BE: (NOTE: PLEASE MARK APPLICABLE BOX)

     [ ] BOARD MANAGED   [X] MEMBER MANAGED
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5.   NUMBER OF MEMBERS AT THE DATE OF FILING 1.
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6.   IF THE DOCUMENT IS NOT TO BE EFFECTIVE UPON FILING BY THE SECRETARY OF
     STATE, THE DELAYED EFFECTIVE DATE AND TIME IS:

     DATE December 31, 2004   TIME 11:59 p.m.   (NOT TO EXCEED 90 DAYS.)
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7.   THE COMPLETE ADDRESS OF THE LIMITED LIABILITY COMPANY'S PRINCIPAL EXECUTIVE
     OFFICE IS: 521 Airport Road, Chattanooga, TN 37421
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8.   PERIOD OF DURATION: Perpetual
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9.   OTHER PROVISIONS:
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10.  THIS COMPANY IS A NON-PROFIT LIMITED LIABILITY COMPANY (CHECK IF
     APPLICABLE) [ ]
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         DECEMBER 22, 2004             /S/ WILLIAM T. FEJES, JR.
           SIGNATURE DATE              -----------------------------------------
                                       SIGNATURE (MANAGER OR MEMBER AUTHORIZED
                                       TO SIGN BY THE LIMITED LIABILITY COMPANY)

CEO OF MEMBER                          WILLIAM T. FEJES, JR.
SIGNER'S CAPACITY                      NAME (TYPED OR PRINTED)
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SS-4249 (REV. 7/01) FILING FEE: $50 PER MEMBER (MINIMUM FEE = $300, MAXIMUM FEE
= $3,000) RDA 2458
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